UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2007

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02(d).  Departure of Directors or Certain Officers; Election of Directors; Appointmentof Certain Officers; Compensatory
          Arrangements of Certain Officers.

On August 15, 2007, Royal Financial, Inc. announced that James A. Fitch, Jr. was named to the Company's Board of Directors.  Mr. Fitch fills the vacancy on the Company’s Board of Directors which resulted from an increase in the size of the Board to seven directors.

Mr. Fitch will serve on the Compensation Committee of the Board of Directors. There are no arrangements or understandings between Mr. Fitch and any other persons pursuant to which Mr. Fitch was selected as a director. There are no related party transactions between the Company and Mr. Fitch.

Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement, which is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL FINANCIAL, INC. (Registrant)
Date: August 15, 2007	By:	/s/ Leonard Szwajkowski
Name:	Leonard Szwajkowski
Title:	Interim Chief Executive Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated August 15, 2007.